O'CONNOR FUND OF FUNDS: MASTERS LLC
Financial Statements
(Unaudited)

Semi-Annual Report
 Period from January 1, 2013 to June 30, 2013

An exemption under Regulation 4.7 has been obtained from the Commodity Futures Trading Commission for
 O'Connor Fund of Funds: Masters LLC

O'CONNOR FUND OF FUNDS: MASTERS LLC
Financial Statements
(Unaudited)

Semi-Annual Report
 Period from January 1, 2013 to June 30, 2013

Contents

Statement of Assets, Liabilities and Members' Capital	1

Statement of Operations	2

Statement of Changes in Members' Capital	3

Statement of Cash Flows	4

Financial Highlights	5

Notes to Financial Statements	6

Schedule of Portfolio Investments	15

Affirmation of the Commodity Pool Operator	17

O'Connor Fund of Funds: Masters LLC

Statement of Assets, Liabilities and Members' Capital

June 30, 2013

ASSETS

Investments in Investment Funds, at fair value (cost $27,802,894)	$32,344,779
Cash	7,199,385
Receivable from Investment Funds	55,863,465

Total Assets	$95,407,629

LIABILITIES AND MEMBERS' CAPITAL

Withdrawals payable	$6,180,173
Withdrawals payable to Manager	200,762
Professional fees payable	81,997
Administration fee payable	47,495
Custody fee payable	2,540
Other liabilities	26,469

Total Liabilities	6,539,436

Members' Capital	88,868,193

Total Liabilities and Members' Capital	$95,407,629

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Statement of Operations

Period from January 1, 2013 to June 30, 2013

EXPENSES

Management Fee	$577,323
Administration fee	93,463
Professional fees	81,075
Loan fees	17,500
Custody fee	4,810
Printing and other expenses	11,748

Total Expenses	785,919

Net Investment Loss	(785,919)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	18,136,630
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(12,296,252)

Net Realized and Unrealized Gain/(Loss) from Investments	5,840,378

Net Increase in Members' Capital Derived from Operations	$5,054,459

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Statement of Changes in Members' Capital

Period from January 1, 2013 to June 30, 2013

	Manager	Members	Total

Members' Capital at January 1, 2013	$56,609	$88,598,060	$88,654,669

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
Net investment loss	(132)	(785,787)	(785,919)
Net realized gain/(loss) from investments in Investment Funds	11,436	18,125,194	18,136,630
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(7,807)	(12,288,445)	(12,296,252)
Incentive Allocation	200,762	(200,762)	–
Net Increase in Members' Capital Derived from Operations	204,259	4,850,200	5,054,459

MEMBERS' CAPITAL TRANSACTIONS
Members' subscriptions	–	1,848,266	1,848,266
Manager and Members' withdrawals	(200,762)	(6,488,439)	(6,689,201)
Net Decrease in Members' Capital Derived from Capital Transactions	(200,762)	(4,640,173)	(4,840,935)
Members' Capital at June 30, 2013	$60,106	$88,808,087	$88,868,193

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Statement of Cash Flows

Period from January 1, 2013 to June 30, 2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members' capital derived from operations	$5,054,459
Adjustments to reconcile net increase in members' capital derived from operations to net cash provided by operating activities:
Purchases of investments in Investment Funds	(7,000,000)
Proceeds from disposition of investments in Investment Funds	59,470,995
Net realized (gain)/loss from investments in Investment Funds	(18,136,630)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	12,296,252
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	2,000,000
Receivable from Investment Funds	(51,592,532)
Increase (decrease) in liabilities:
Administration fee payable	2,268
Custody fee payable	140
Management Fee payable	(1,173)
Professional fees payable	(32,835)
Other liabilities	5,021
Net cash provided by operating activities	2,065,965

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' subscriptions, including change in subscriptions received in advance	1,108,266
Payments on Manager's withdrawals, including change in withdrawals payable to Manager	(121,351)
Payments on Members' withdrawals, including change in withdrawals payable	(3,629,616)
Net cash used in financing activities	(2,642,701)

Net decrease in cash	(576,736)
Cash-beginning of period	7,776,121
Cash-end of period	$7,199,385

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Financial Highlights

June 30, 2013

The following represents the ratios to average members' capital and other supplemental information for all Members, excluding the Manager, for the period indicated.  An individual Member's ratios and returns may vary from the below based on the timing of capital transactions, management fee arrangements and the Incentive Allocation.

	Period from January 1, 2013 to June 30, 2013
Ratio/Supplemental Data:

Ratio of net investment loss to average members' capital a, b	(1.70	%) c

Ratio of total expenses to average members' capital after Incentive Allocation a, b, d	2.14	% c

Portfolio turnover rate	9.07%

Total return after Incentive Allocation e, f	5.41%

Members' capital at end of period (including the Manager)	$88,868,193

a	The average members' capital used in the above ratios is calculated using members' capital prior to period-end withdrawals, excluding the Manager.

b
The ratios of net investment loss and total expenses to average members' capital do not include the impact of expenses, incentive allocations or incentive fees incurred by the underlying Investment Funds.

c	Annualized

d
The ratio of total expenses to average members' capital before Incentive Allocation was 1.70% for the period from January 1, 2013 to June 30, 2013.  Ratios for periods less than a full year have been annualized.

e
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period.  The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital contributions or withdrawals during the period.  Total return for periods less than a full year are not annualized.

f	The total return before Incentive Allocation was 5.63% for the period from January 1, 2013 to June 30, 2013. Total return for periods less than a full year are not annualized.

The accompanying notes are an integral part of these financial statements.

O'Connor Fund of Funds: Masters LLC

Notes to Financial Statements

June 30, 2013

1.	Organization

O'Connor Fund of Funds: Masters LLC (the "Fund") was initially organized as a limited partnership under the laws of New York on June 2, 1995 and was subsequently reorganized as a limited liability company under the laws of Delaware effective October 15, 2002.  The Fund's investment objective is to seek capital appreciation over the long-term in a wide range of market conditions principally through a program of investments in investment partnerships, managed funds, separate accounts and other investment vehicles that invest or trade in a wide range of equity securities and other instruments.  The Fund pursues its investment objective by deploying its assets primarily among a select group of portfolio managers with different investment approaches and styles.  Generally, such portfolio managers conduct their investment programs through unregistered investment funds (collectively, the "Investment Funds"), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund has engaged UBS Alternative and Quantitative Investments LLC ("UBS A&Q" or the "Manager"), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund.  UBS A&Q is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Manager is a registered Commodity Pool Operator with the Commodity Futures Trading Commission and is a member of the National Futures Association.  The Manager is responsible for providing investment advice regarding the selection of Investment Funds and the day-to-day management of the Fund.  All other members are herein referred to as "Members".

Initial and additional subscriptions for interests by eligible investors may be accepted at such times as the Manager may determine.  The Fund reserves the right to reject any subscription for interests in the Fund.

Withdrawals may be made quarterly, after a one-year "lockup," with 60 days written notice, or at other times as permitted by the Manager.  In the case of a complete withdrawal from the Fund, the Fund will initially pay 90% of its estimated balance to the Member.  The remaining 10% will be paid as soon as practicable after completion of the year-end audit.  Withdrawals may be suspended or limited under certain circumstances.  Members can only transfer or assign their interests with the approval of the Manager.

2.	Significant Accounting Policies

	a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles ("GAAP"), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The Fund uses net asset value ("NAV") as its measure of fair value of an investment in an investee when (i) the Fund's investment does not have a readily determinable fair value and (ii) the NAV of the investment fund is calculated in a manner consistent with the measurement principles of investment company accounting, including measurement of the underlying investments at fair value.  In evaluating the level at which the fair value measurement of the Fund's investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date and the existence or absence of certain restrictions at the measurement date.  The three levels of the fair value hierarchy are as follow:

Level 1—	quoted prices in active markets for identical investments
Level 2—	fair value of investments in Investment Funds with the ability to redeem within one quarter from the measurement date
Level 3—	fair value of investments in Investment Funds that do not have the ability to redeem within one quarter from the measurement date

The Fund recognizes transfers into and out of the levels indicated above and transfers between an Investment Fund's liquid holdings and side pocket holdings at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.  The Fund considers all Investment Funds with the ability to redeem in full within one quarter of the measurement date at the Investment Fund's net asset value to be Level 2.  In previous years, Investment Funds were categorized as Level 2 investments if the Fund had the ability to redeem within one quarter of the measurement date, subject to further lockups and liquidity provisions.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities).  GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly.  In its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities.  Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided.  Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund's line items in the Statement of Assets, Liabilities and Members' Capital.  The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the period, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of June 30, 2013.  Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents.  The Fund had no unfunded capital commitments as of June 30, 2013.  The Fund used the following categories to classify its Investment Funds.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricings. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied.  Investment Funds within this strategy, including 22 percent with investor level gates, are generally subject to 45 - 65 day redemption notice periods and are available to be redeemed in accordance with their offering documents, as of the measurement date.

The Investment Fund in the relative value strategy, a broad category, generally encompasses strategies that are non-fundamental and non-directional, and often quantitatively driven.  The Investment Fund in this strategy typically uses arbitrage to exploit mispricings and other opportunities in various asset classes, geographies, and time horizons.  The Investment Fund frequently focuses on capturing the spread between two assets, while maintaining neutrality to other factors, for example to geography, changes in interest rates, equity market movement, and currencies.  The Investment Fund within this strategy is generally subject to a 60 day redemption notice period and is available to be redeemed in accordance with its offering documents, including an investor level gate, as of the measurement date.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by the Fund's administrator, under the oversight of the Manager, as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Adviser.  The Fund's investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate.  The Fund utilizes procedures pursuant to Accounting Standards Codification ("ASC") 820, Fair Value Measurements ("Topic 820") in which the Fund values its investments in Investment Funds at fair value.  Fair value is generally determined utilizing NAVs supplied by, or on behalf of, the Investment Funds' investment managers, which are net of management and incentive fees charged by the Investment Funds.  NAVs received by, or on behalf of, the Investment Funds' investment managers are based on the fair value of the Investment Funds' underlying investments in accordance with the policies established by the Investment Funds.  Because of the inherent uncertainty of valuation, the value of the Fund's investments in the Investment Funds may differ significantly from the value that would have been used had a ready market been available. All valuations utilize financial information supplied by each Investment Fund and are net of management and performance incentive fees or allocations to the Investment Funds' managers or pursuant to the Investment Funds' agreements.  The Fund's valuation procedures require the Manager to consider all relevant information available at the time the Fund values its portfolio.  The Manager has assessed factors including, but not limited to the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.  The Manager will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value.  The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund's financial statements.  See Schedule of Portfolio Investments for further information.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds' management and is based upon available information in the absence of readily ascertainable market values and does not necessarily represent amounts that might ultimately be realized.  Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed.  These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund's proportionate share exceeded 5% of the Fund's members' capital at June 30, 2013.

The fair value of the Fund's assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members' Capital.

	b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption.  Interest income and expenses are recorded on the accrual basis.

	c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's capital; costs of insurance; registration expenses; interest expense; certain organization costs; due diligence, including travel and related expenses; expenses of meetings; all costs with respect to communications to Members; and other types of expenses approved by the Manager.

	d.	Income Taxes

The Fund files income tax returns in the U.S. federal jurisdiction and applicable states.  Management has analyzed the Fund's tax positions taken on its federal and state income tax returns for all open tax years, and has concluded that no provision for federal or state income tax is required in the Fund's financial statements.  The Fund's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  For the period ended June 30, 2013, the Fund did not incur any interest or penalties.

Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

	e.	Cash

Cash consists of monies held at The Bank of New York Mellon (the "Custodian") and State Street Bank and Trust Company.  Such cash, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

	f.	New Issue Securities

The Investment Funds may, from time to time, purchase equity securities in an initial public offering.  If the securities are part of a "new issue" (as defined by the Financial Industry Regulatory Authority rule 5130 and 5131 ("FINRA")), the resulting gains or losses are allocated only to members who are not deemed by the Manager to be "restricted persons" as defined by the FINRA.  For the period ended June 30, 2013, net gains/(losses) from "new issues" totaled $92,070.

	g.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in members' capital from operations during the reporting period.  Actual results could differ from those estimates.  Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

3.	Related Party Transactions

The Manager provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services.  In consideration for such services, the Fund will pay the Manager a monthly management fee (the "Fee") at an annual rate of 1.40% of each Member's capital account payable quarterly in advance.  The Fund pays the Manager a quarterly administrative fee payable in arrears at an annual rate of 0.20% of each limited Partner's capital account.  The Fee may be reduced to the annual rate of 1.15% of the capital account of each Member that contributes and thereafter maintains, either initially or through additional capital contributions, an amount equal to or greater than $2,000,000.  Further, the Manager may waive all or a portion of the Fee with respect to certain Members who are designated as "Special Members", which include Members that are affiliated with the Manager.  The Fee will be paid to the Manager out of the Fund's net assets and debited against Members' capital accounts, excluding the Manager's capital account and Special Advisory Account (as defined below).  A portion of the Fee is paid by the Manager to its affiliates.  There were no Fee waivers for the period ended June 30, 2013.

UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent.  Placement fees, if any, charged on contributions are debited against the contribution amounts, to arrive at a net subscription amount.  The placement fee does not constitute assets of the Fund.

The net increase (or decrease) in members' capital derived from operations (net income or loss) is allocated to the capital accounts of all Members on a pro-rata basis, other than the new issue securities, which is allocated only to members who are not "restricted persons", and the Fee, which is similarly allocated to all Members other than the Manager as described above.  In accordance with the Limited Liability Company Agreement, the Manager is then allocated an amount based on the performance of the Fund (the "Incentive Allocation") for the Measurement Period, as defined in the Confidential Memorandum (i.e., the period commencing on the admission of a Member to the Fund, and thereafter each period commencing on the day following the last Measurement Period and ending generally on the first to occur (1) a fiscal year-end or (2) a whole or partial redemption).  The Incentive Allocation is calculated separately with respect to each Member.

The Incentive Allocation is equal to 10% of the balance of the performance over the threshold return at the end of the Measurement Period, provided that appreciation in the Member's capital account (net of any Incentive Allocation) exceeds the Member's threshold return.  The threshold return is the amount that a Member would have earned for a fiscal year if it had received an annualized rate of return of 15% on its opening capital account balance, as adjusted.  For Members entering the Fund after October 1, 2002, and generally at the end of each fiscal year thereafter, the Manager is entitled to an incentive allocation of 5% of the net profits, if any, that would have been credited to the Member's capital account for such period.

A Special Advisory Account has been established by the Fund for crediting any Incentive Allocation due to the Manager.  The Incentive Allocation is made only with respect to net income that exceeds any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.  The Incentive Allocation for the period ended June 30, 2013 was $200,762.

4.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon") serves as accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services.  BNY Mellon receives a monthly fee primarily based upon (i) the average members' capital of the Fund subject to a minimum monthly fee, and (ii) the aggregate members' capital of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates.  Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian entered into a service agreement with the Fund to provide custodial services and securities clearance functions, as needed.

5.	Loan Payable

Effective June 27, 2012, the Fund maintained a $10,000,000 revolving line of credit with The Bank of New York Mellon, expiring on January 23, 2013.  On January 18, 2013, the line of credit was extended through June 20, 2013.  The Fund is limited to a maximum borrowing limit of 15% of the Fund's members' capital.  The interest rate on the borrowing is the higher of (a) 1.75% above the Overnight LIBOR Rate and (b) 1.75% above the Federal Funds Rate, in each case as in effect from time to time.  There is a loan fee payable by the Fund of $35,000 per annum.  For the period ended June 30, 2013, the Fund did not borrow under this revolving line of credit.

6.	Investments

As of June 30, 2013, the Fund had investments in Investment Funds, none of which were related parties.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of between 1.25% and 2.00% (per annum) of net assets and incentive fees or allocations ranging from 20.00% to 30.00% of net profits earned.  The Investment Funds provide for periodic redemptions, with lockup provisions of up to three years from the date of each investment.  One or more underlying fund investments have entered into a side pocket arrangement.  Detailed information about the Investment Funds' portfolios is not available.

7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and equity swaps.  The Fund's risk of loss in these Investment Funds is limited to the fair value of these investments.

8.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties.  Future events could occur that lead to the execution of these provisions against the Fund.  Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

9.	Subsequent Events

As of June 30, 2013, the Fund had $6,380,935 of withdrawals payable, including withdrawals payable to Manager.  Subsequent to June 30, 2013, the Fund paid $5,762,917.  The remaining amount payable of $618,018 is scheduled to be paid in accordance with the terms of the Fund's Confidential Private Offering Memorandum.

On July 1, 2013, the Fund was reorganized into a publicly-offered fund registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.  The reorganization was approved by investors in the Fund on April 30, 2013 and the Fund was merged into a newly-formed Delaware statutory trust on July 1, 2013 under the name O'Connor Fund of Funds: Masters.  The Fund will be the accounting survivor and the financial history will be carried forward to the merged entity.  UBS A&Q, which served as Manager of the Fund and its investment adviser, was appointed and will also serve as investment adviser to the reorganized fund effective July 1, 2013.

On July 1, 2013, the Fund filed an exemption from the Commodity Futures Trading Commission under Regulation 4.5 in connection with the reorganization and registration with the Securities and Exchange Commission referenced above.

On July 1, 2013, the accounting and investor servicing agent of the Fund changed from BNY Mellon to State Street Bank and Trust Company.  In addition, the custodian changed from The Bank of New York Mellon to State Street Bank and Trust Company.  On August 27, 2013, the Fund entered into a $13,000,000 line of credit agreement with State Street Bank and Trust Company.

Management has evaluated the impact of all subsequent events on the Fund through September 30, 2013, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

O'Connor Fund of Funds: Masters LLC

Schedule of Portfolio Investments

June 30, 2013

Investment Fund	Cost	Fair Value	% of Members' Capital	Initial Acquisition Date	Redemption Frequency (a)	First Available Redemption Date (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Equity Hedged

Anthion Partners, L.P. (Primary Capital)	$1,430,775	$991,683	1.12	11/1/2010	Quarterly	(c)
Atlas Institutional Fund, LLC	5,000,000	5,271,445	5.93	8/1/2011	Quarterly
Bronson Point Partners, L.P.	3,520,235	4,044,156	4.55	3/1/2012	Quarterly
Pershing Square, L.P.	869,891	2,315,178	2.61	1/1/2005	Anniversary- 2 Years -Next Quarter
PFM Diversified Fund, L.P	4,981,993	5,457,103	6.14	10/1/2010	Quarterly
Tremblant Partners, L.P.	5,000,000	5,339,398	6.01	3/1/2013	Monthly
Turiya Fund LP	4,000,000	5,307,698	5.97	1/1/2012	Quarterly	(d)

Equity Hedged Subtotal	$24,802,894	$28,726,661	32.33%

Relative Value

Sensato Asia Pacific Fund, L.P.	3,000,000	3,618,118	4.07	1/1/2012	Monthly	(e)

Relative Value Subtotal	$3,000,000	$3,618,118	4.07%

Total	$27,802,894	$32,344,779	36.40%

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed as of the measurement date and thereafter on the frequency noted in the Redemption Frequency column.
(c)	The Investment Fund is subject to an investor level gate of 25%.
(d)	The Investment Fund is subject to an investor level gate of 33%.

Complete information about the Investment Funds' underlying investments is not readily available.

 The Fund's valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds' compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund's investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem in full within one quarter of the measurement date at the Investment Fund's net asset value. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem in full within one quarter of the measurement date at the Investment Fund's net asset value. The Fund does not bifurcate an investment between Level 2 and Level 3 when there is an investor level gate; therefore if a portion of the investment is determined to be Level 3, the entire holding is classified as a Level 3 investment. Included in Level 3 as of June 30, 2013 is $2,903,990 which relates to the value of a portion of several securities that can be partially redeemed within one quarter of the measurement date. Further liquidity information is contained in the Schedule of Portfolio Investments. There were no transfers between Level 1 and Level 2 during the period ended June 30, 2013.

ASSETS TABLE
Description	Total Fair Value at June 30, 2013	Level 1	Level 2	Level 3
Equity Hedged	$28,726,661	$—	$20,112,102	$8,614,559
Relative Value	3,618,118	—	—	3,618,118

Total Assets	$32,344,779	$—	$20,112,102	$12,232,677

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of December 31, 2012 *	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2013
Equity Hedged	$29,001,314	$7,476,435	$(5,636,257)	$–	$(22,226,933)	$–	$–	$8,614,559
Other	260,658	99,144	(187,067)	–	(172,735)	–	–	–
Relative Value	3,907,446	79,903	273,402	–	(642,633)	–	–	3,618,118
Trading	5,452,553	1,815,787	(1,064,657)	–	(6,203,683)	–	–	–
Total	$38,621,971	$9,471,269	$(6,614,579)	$–	$(29,245,984)	$–	$–	$12,232,677

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of June 30, 2013 is $1,582,688 and is included in net change in unrealized appreciation/depreciation on investments in Investment Funds on the Statement of Operations.

*
Balance as of December 31, 2012 was adjusted to reflect Level 3 investments where the Fund does not have the ability to redeem in full within one quarter of December 31, 2012, subject to any audit withholds at the Investment Fund's net asset value.

The preceding notes are an integral part of these financial statements.

AFFIRMATION OF THE COMMODITY POOL OPERATOR

To the best of my knowledge and belief of the undersigned, the information contained in the unaudited financial statements for the period ended June 30, 2013, is accurate and complete.

__________________________

Dylan Germishuys, Authorized Person
Alternative and Quantitative Investments LLC,
The Commodity Pool Operator for O'Connor Fund of Funds: Masters LLC